Rule 497(e)

Registration No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify U.S. Alternative Harvest ETF

(the “Fund”)

January 8, 2025

Supplement To the Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information
Each Dated January 26, 2024

On January 7, 2025, the Board of Trustees of the Trust (the “Board”) approved a termination and liquidation of the Fund. After the close of business on January 20, 2025, subject to applicable law, the Fund will no longer accept creation orders. Trading in shares of the Fund will be halted at market close on January 27, 2025. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about January 30, 2025.

In administering the termination of the Fund, the Fund may hold cash (and may principally hold cash) and/or securities that may not be consistent with the Fund’s investment objective and strategy. Furthermore, during the time between market open on January 28, 2025 and January 30, 2025, because shares of the Fund will not be traded on the NYSE Arca, Inc. (“NYSE Arca”), we cannot assure you that there will be a trading market for your shares.

Shareholders may sell their shares of the Fund on NYSE Arca until the market close on January 27, 2025, and may incur typical transaction fees from their broker-dealer. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. If you still hold shares after market close on January 27, 2025, the Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally recognize a capital gain or loss on the redemptions. The Fund may or may not, depending upon the Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

If you have additional questions, please call (855) 267-3837.

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